===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2002


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

                PENNSYLVANIA                                 25-0900168
        (State or other jurisdiction                      (I.R.S. Employer
              of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


================================================================================

ITEM 5.  OTHER EVENTS

On March 21, 2002, Kennametal Inc. said today that Moody's Investor Services' lowering of the company's senior unsecured debt rating from Baa3, with a negative outlook, to Ba1, with a stable outlook, is not expected to materially affect the company's access to capital or cost of financing. The news release is filed herewith.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

     (c) Exhibits

         (99)   Additional Exhibits

                99.1       Press release dated March 21, 2002.  Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KENNAMETAL INC.



     Date:    March 21, 2002                 By:  /s/ TIMOTHY A. HIBBARD
                                                  -----------------------------
                                                  Timothy A. Hibbard
                                                  Corporate Controller and
                                                  Chief Accounting Officer